                    AmeriCredit Automobile Receivables Trust 1996-B
                   6.50% Automobile Receivables - Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning: 01/01/97
Monthly Period Ending:    01/31/97


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.   Beginning of period Principal Balance                                              $99,153,356
                                                                                              -----------
      B.   Monthly Principal Amounts

           (1)     Collections on Receivables outstanding
                     at end of period                                            3,143,531
                                                                                ----------
           (2)     Collections on Receivables paid off
                     during period                                               1,225,314
                                                                                ----------
           (3)     Receivables becoming Liquidated Receivables
                     during period                                               1,071,492
                                                                                ----------
           (4)     Receivables becoming Purchased Receivables
                     during period
                                                                                ----------
           (5)     Cram Down Losses occurring during period
                                                                                ----------
           (6)     Other Receivables adjustments                                     4,316
                                                                                ----------
           (7)     Less amounts allocable to Interest                           (1,467,844)
                                                                                 ----------
           Total Monthly Principal Amounts                                                      3,976,809
                                                                                              -----------
      C.   End of period Principal Balance                                                    $95,176,547
                                                                                              -----------
      D.   Pool Factor                                                                         75.522730%
                                                                                              -----------
II.   MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                                  CLASS A         CLASS B        TOTAL
                                                                  -------         -------        -----

      A.   Beginning of period Certificate Balance              $91,221,087     $8,047,990    $99,269,077
                                                                -----------------------------------------
      B.   Certificateholders' Principal Distributable Amount     3,658,664        318,145      3,976,809
             (92% of I.B. for Class A and
             8% of I.B. for Class B)

      C.   Change in Class B Principal Carryover Shortfall                0        115,721        115,721
                                                                -----------------------------------------
      D.   End of period Certificate Balance                    $87,562,423     $7,614,124    $95,176,547
                                                                -----------------------------------------
      E.   Certificate Factor                                    75.522730%     75.522735%     75.522730%
                                                                -----------------------------------------

III.  RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)     Collections on Receivables during period
                     (net of Liquidation Proceeds)               $4,368,845
                                                                 ----------
           (2)     Liquidation Proceeds collected
                     during period                                  491,860
                                                                 ----------
           (3)     Purchase Amounts deposited in Collection
                     Account
                                                                 ----------
           (4)     Investment income                                 14,793
                                                                 ----------
           (5)     Collection of Supplemental Servicing Fees         87,787
                                                                 ----------
           Total Available Funds                                                 4,963,285
                                                                                ----------
      B.   Distributions:

           (1)     Basic Servicing Fee and Supplemental
                     Servicing Fees                                 291,051
                                                                 ----------
           (2)     Agent fees                                         4,958
                                                                 ----------
           (3)     Class A Interest Distributable Amount            494,114
                                                                 ----------
           (4)     Class A Principal Distributable Amount         3,658,664
                                                                 ----------
           (5)     Security Insurer Premiums                         25,539
                                                                 ----------
           (6)     Class B Coupon Interest Amount                    43,593
                                                                 ----------
           (7)     Class B Principal Distributable Amount           318,145
                                                                 ----------
           (8)     Class B Excess Interest Amount                    11,500              0
                                                                 ----------     ----------
           (9)     Change in Class B Principal Carryover
                     Shortfall                                      115,721
                                                                 ----------
           Total distributions                                                   4,963,285
                                                                                ----------

      C.   Deficiency Claim Amount                                                      $0
                                                                                ----------

IV.   RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

      A.   Beginning of Period Class B Principal Carryover Shortfall              $115,721
                                                                                ----------
      B.   Current Month Change                                                   (115,721)
                                                                                ----------

      C.   End of Period Class B Principal Carryover Shortfall                          $0
                                                                                ----------

V.    RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                           $5,949,201
                                                                                ----------

      B.   Additions to Spread Account

           (1)    Distributions to Class B Certificateholders       488,959
                                                                 ----------
                    (Total of III.B. (6), (7), (8) and (9))
           (2)    Investment income                                  26,164
                                                                 ----------
           Total Additions                                                         515,123
                                                                                ----------

      C.   Spread Account balance prior to withdrawals                           6,464,324
                                                                                ----------

      D.   Requisite Amount of Spread Account

           (1)    6% of end of period Principal Balance           5,710,593
                                                                -----------
           (2)    $100,000                                          100,000
                                                                -----------
           (3)    2.5% of Cut-off Date Principal Balance          3,150,593
                                                                -----------
           (4)    End of period Class A Certificate Balance      87,562,423
                                                                ------------
           (5)    Lesser of (3) or (4)                            3,150,593
                                                                -----------
           (6)    Greater of (2) or (5)                           3,150,593
                                                                -----------
           (7)    12% of end of period Principal Balance if
                    Trigger Date                                          0
                                                                -----------

           Requisite Amount of Spread Account (greater
             of (1) or (6) or (7) if applicable)                                 5,710,593
                                                                                ----------

      E.   Withdrawals from Spread Account

           (1)    Priority First - Deficiency Claim Amount
                                                                -----------
           (2)    Priority Second through Sixth
                                                                -----------
           (3)    Priority Seventh  (C. minus D.)                   753,731
                                                                -----------

           Total withdrawals                                                       753,731
                                                                                ----------
      F.   End of period Spread Account balance                                 $5,710,593
                                                                                ----------
VI.   PERFORMANCE TESTS:

      A.   Delinquency Ratio

           (1)    Receivables with Scheduled Payment
                    delinquent more than 30 days
                    at end of period                            $11,085,266
                                                                -----------
           (2)    Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period
                                                                -----------
           (3)    Beginning of period Principal Balance          99,153,356
                                                                -----------
           (4)    Delinquency Ratio (1)+(2) divided by (3)                          11.18%
                                                                                ----------
           (5)    Previous Monthly Period Delinquency Ratio                         11.48%
                                                                                ----------
           (6)    Second previous Monthly Period Delinquency Ratio                  10.71%
                                                                                ----------
           (7)    Average Delinquency Ratio (4)+(5)+(6)
                    divided by 3                                                    11.12%
                                                                                ----------
           (8)    Compliance (Delinquency Test Failure is a
                    Delinquency Ratio equal to or greater than 14%)                    yes
                                                                                ----------

      B.   Default Ratio

           (1)    Receivables becoming Defaulted Receivables
                    during period                                $1,406,280
                                                                -----------
           (2)    Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period
                                                                -----------
           (3)    Beginning of period Principal Balance          99,153,356
                                                                -----------
           (4)    Default Ratio (1)+(2) x 12 divided by (3)                         17.02%
                                                                                ----------
           (5)    Previous Monthly Period Default Ratio                             14.29%
                                                                                ----------
           (6)    Second previous Monthly Period Default Ratio                      13.51%
                                                                                ----------
           (7)    Average Default Ratio (4)+(5)+(6)
                    divided by 3                                                    14.94%
                                                                                ----------
           (8)    Compliance (Default Test Failure is a
                    Default Ratio equal to or greater than 21%)                        yes
                                                                                ----------

      C.   Net Loss Ratio

           (1)    Receivables becoming Liquidated Receivables
                    during period                                $1,071,492
                                                                -----------
           (2)    Purchased Receivables with Scheduled
                    Payment delinquent more than 30
                    days at end of period
                                                                -----------
           (3)    Cram Down Losses occurring during period
                                                                -----------
           (4)    Liquidation Proceeds collected
                    during period                                  (491,860)
                                                                -----------
           (5)    Beginning of period Principal Balance          99,153,356
                                                                -----------
           (6)    Net Loss Ratio (1)+(2)+(3)-(4) x 12
                    divided by (5)                                                   7.01%
                                                                               -----------
           (7)    Previous Monthly Period Net Loss Ratio                             6.34%
                                                                               -----------
           (8)    Second previous Monthly Period Net Loss Ratio                     10.73%
                                                                               -----------
           (9)    Average Net Loss Ratio (6)+(7)+(8)
                    divided by 3                                                     8.03%
                                                                               -----------
           (10)   Compliance (Net Loss Test Failure is a
                    Net Loss Ratio equal to or greater than 12%)                       yes
                                                                               -----------

VII.  DELINQUENCY:

      A.   Receivables with Scheduled Payment delinquent

           (1)    31-60 days                                    #       834     $7,826,544
                                                                --------------------------
           (2)    61-90 days                                            240      2,296,711
                                                                --------------------------
           (3)    over 90 days                                          111        962,011
                                                                --------------------------
           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                       1,185    $11,085,266
                                                                --------------------------

VIII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                10,611
                                                                               -----------
      B.   Number of Receivables becoming Liquidated
             Receivables during period                                                  80
                                                                               -----------

      C.   Number of Receivables becoming Purchased
             Receivables during period
                                                                               -----------

      D.   Number of Receivables paid off during period                                140
                                                                               -----------
      E.   End of period number of Receivables                                      10,391
                                                                               -----------

IX.   STATISTICAL DATA:

      A.   Weighted Average APR of the Receivables                                  20.32%
                                                                               -----------
      B.   Weighted Average Remaining Term of the Receivables                        40.40
                                                                               -----------
      C.   Average Receivable Balance                                               $9,160
                                                                               -----------
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AmeriCredit Financial Services, Inc.



By:
    -----------------------------------
Name:  Preston A. Miller
Title: Senior Vice President
       and Controller
Date:  February 5, 1997